UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2026

READY CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1251 Avenue of the Americas, 50th Floor
New York, NY 10020
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code: (212) 257-4600
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RC	New York Stock Exchange
Preferred Stock, 6.25% Series C Cumulative Convertible, par value $0.0001 per share	RC PRC	New York Stock Exchange
Preferred Stock, 6.50% Series E Cumulative Redeemable, par value $0.0001 per share	RC PRE	New York Stock Exchange
9.00% Senior Notes due 2029	RCD	New York Stock Exchange

Item 3.03 Material Modification to Rights of Security Holders.

On September 18, 2026, Ready Capital Corporation (the “Company”) entered into the First Supplement to Eighth Supplemental Indenture (the “First Supplement”), by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), which amends the Eighth Supplemental Indenture, dated as of July 25, 2022, to the Indenture, dated as of August 9, 2017, between the Company and the Trustee (as amended and supplemented, the “Indenture”), pursuant to which the Company issued $100,000,000 aggregate principal amount of its 7.375% Senior Notes due 2027 (the “7.375% Notes”). The First Supplement, which was entered into with the consent of holders of a majority in aggregate principal amount of the outstanding 7.375% Notes, amends the Indenture to (i) permit a Recourse Debt to Equity Ratio of up to 2.0 to 1.0 and (ii) set the minimum Consolidated Net Asset Value at $1.2 billion plus the greater of zero and 75% of Net Equity Capital Activity, in each case measured as of the last day of each fiscal quarter (as each term is defined in the Indenture). The foregoing description of the First Supplement and the Indenture is qualified in its entirety by reference to the full text of the First Supplement and the Indenture, copies of which are filed or incorporated by reference as Exhibits 4.1, 4.2, 4.3 and 4.4 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Description

4.1*
Indenture, dated as of August 9, 2017, by and between Sutherland Asset Management Corporation and U.S. Bank Trust Company, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to the registrant’s Current Report on Form 8-K filed with the SEC on August 9, 2017).

4.2*
Third Supplemental Indenture, dated as of February 26, 2019, by and between Ready Capital Corporation and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.7 to the registrant’s Annual Report on Form 10-K filed with the SEC on March 13, 2019).

4.3*
Eighth Supplemental Indenture, dated as of July 25, 2022, by and between Ready Capital Corporation and U.S. Bank Trust Company, National Association, as trustee (incorporated herein by reference to Exhibit 4.3 to the registrant’s Current Report on Form 8-K filed with the SEC on July 25, 2022).

4.4	First Supplement to Eighth Supplemental Indenture, dated as of September 18, 2026, by and between Ready Capital Corporation and U.S. Bank Trust Company, National Association, as trustee.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Previously filed.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READY CAPITAL CORPORATION

By:	/s/ Andrew Ahlborn
Name: Andrew Ahlborn
Title: Chief Financial Officer

Date: September 23, 2026